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                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  December 19, 1995
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United Parcel Service of America, Inc.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                       0-4714                95-1732075
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(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


55 Glenlake Parkway, N.E., Atlanta, Georgia                       30328
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


Registrant's telephone number, including area code (404) 828-6000
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits

            Exhibit 3(ii). By-laws as amended to December 19, 1995, reflecting amendments to Article II, Sections 3 and 10, and Article III, Section 14.

            Article II, Section 3 is amended to allow stockholders holding at least one half of the outstanding voting shares of the company to call a special meeting of stockholders.

            Article II, Section 10 is amended to change the notice period for stockholder business to be raised at the annual meeting to a time period comparable to that which governs shareholder proposals under federal proxy rules.

            Article III, Section 14 is amended to allow holders of $1,000 or more of voting stock to make nominations of persons for election to the Board of Directors. The time period for notice contained in Section 14 is amended to be comparable to the time period which governs the making of shareholder proposals under federal proxy rules.

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                    UNITED PARCEL SERVICE OF AMERICA, INC.


                                EXHIBIT INDEX



Exhibit No.     Description
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Exhibit 3(ii)   By-laws as amended to December 19, 1995, reflecting amendments to Article II, Sections 3 and 10, and Article III, Section 14.
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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                United Parcel Service of America, Inc.
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                                               (Registrant)


Date  December 20, 1995         By  /s/ Joseph R. Moderow
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                                    Joseph R. Moderow
                                    Senior Vice President, Secretary
                                    and General Counsel